                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 29, 2002


                              OPTICON MEDICAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                     33-17922-C                      31-1752868
------------------         ------------------------        --------------------
(STATE OR OTHER              (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION
INCORPORATION OR                                             NUMBER)
ORGANIZATION)


                                 7001 Post Road
                               Dublin, Ohio 43016
                                 (614) 336-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM 5.  OTHER EVENTS.

         On March 22, 2002, Opticon Medical, Inc., a Delaware corporation (the "Company"), filed a voluntary petition for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Ohio, Eastern Division, Case No. 02-53599. Pursuant to the procedure prescribed in Staff Legal Bulletin No. 2, on March 25, 2002, the Company sought a no-action position from Staff of the Commission that would permit the Company to file, under cover of a Current Report on Form 8-K, its periodic financial reports filed with the Bankruptcy Court, in lieu of its annual and quarterly reports under the Securities Exchange Act of 1934. To date, the Staff has not responded to the Company's request.

         Nonetheless, in conformity with its requests and the provisions of Staff Legal Bulletin No. 2, the Company files herewith its financial report, for the period ended March 31, 2002, filed with the Bankruptcy Court on April 24, 2002 (the "Report").

         THE REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.


                   EXHIBIT NO.                     DESCRIPTION

                       99 Transmittal of Financial Reports and Certification of Compliance with Operating Requirements for the Period Ended March 31, 2002.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OPTICON MEDICAL, INC.


Date:  April 29, 2002                   By:  /s/ Glenn D. Brunner
                                            ------------------------------------
                                             Glenn D. Brunner, President and
                                               Chief Executive Officer






























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                                  EXHIBIT INDEX

Exhibit No.                               Description

     99        *         Transmittal of Financial Reports and Certification of
                         Compliance with Operating Requirements for the Period
                         Ended March 31, 2002*







-------------------
* Filed with this report.